SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.       )

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Manager Directed Portfolios
(Name of Registrant as Specified in Its Charter)

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February 23, 2021
Dear Shareholder:
The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) has scheduled a special meeting of shareholders of the Argent Small Cap Fund (the “Fund”), a series of the Trust, to be held on April 12, 2021, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The purpose of the special meeting is to vote on an important proposal affecting the Fund and you as a shareholder of the Fund. This package contains information about the special meeting and the proposal, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card. Also included are instructions on how to vote.
Argent Capital Management LLC (the “Advisor”) has served as the investment adviser to the Fund since the Fund’s inception. On December 29, 2020, John Meara retired from the firm but will remain a Senior Advisor to the Advisor. Because Mr. Meara beneficially owned greater than 25% of the outstanding shares of the Advisor, and because Mr. Meara’s shares were repurchased by the Advisor upon his retirement (the “Transaction”), a change in control occurred under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of Mr. Meara’s retirement, Steven L. Finerty and Kenneth Crawford now own 58.90% and 10.20%, respectively, of the Advisor’s outstanding shares and Mr. Finerty will continue to be deemed a control person of the Advisor.
In anticipation of the Transaction, at a meeting held on December 28, 2020, the Board approved an interim agreement effective December 29, 2020 between the Trust, on behalf of the Fund, and the Advisor (the “Interim Investment Advisory Agreement”). Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor. The Interim Investment Advisory Agreement became effective upon the change in control and provides that the Advisor will continue to provide investment management services to the Fund on substantially the same terms and with the identical fee structure as the prior investment advisory agreement (the “Prior Investment Advisory Agreement”) until shareholders of the Fund approve a new advisory agreement with the Fund (the “New Investment Advisory Agreement”). During the term of the Interim Investment Advisory Agreement, any investment advisory fees earned by the Advisor will be held in escrow at the Fund’s custodian pending approval of the New Investment Advisory Agreement.
The Advisor’s new ownership structure will not result in any significant changes for existing shareholders of the Fund. Importantly, Peter Roy will continue to serve as the Fund’s lead portfolio manager and will continue to manage the Fund pursuant to the Fund’s existing investment strategies and guidelines. However, under the federal securities laws, this change in ownership of the Advisor constituted a change in control of the Advisor that triggered the automatic termination of the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund. Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.
I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, to enable the Advisor to continue serving as the investment adviser to the Fund. The proposal has been carefully reviewed by the Board. The Board unanimously recommends that you vote FOR the proposal.
It is very important that we receive your vote before April 12, 2021. Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign each card before mailing it in the postage paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions. I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy, please contact Mediant Communications at (888) 413-3392.
Sincerely,

/s/ Mark A. Caplinger
Mark A. Caplinger Chief Operating Officer Argent Capital Management LLC

Argent Small Cap Fund
a series of Manager Directed Portfolios

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:     Why am I receiving this Proxy Statement?

Answer:     As of February 10, 2021 (the “Record Date”), you were a shareholder of record of the Argent Small Cap Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Argent Capital Management LLC (the “Advisor”), to allow the Advisor to continue to serve as the investment adviser for the Fund following the change in ownership of the Advisor. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on December 28, 2020, the Board approved the continuation of the Advisor as the investment adviser to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:     What am I being asked to vote on?

Answer:    You are being asked to vote to approve the New Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund. The proposal relates to a change in the equity ownership of the Advisor. On December 29, 2020, John Meara retired from the firm. Because Mr. Meara beneficially owned greater than 25% of the outstanding shares of the Advisor, and because Mr. Meara’s shares were repurchased by the Advisor upon his retirement, a change in control occurred under the 1940 Act. As a result of Mr. Meara’s retirement, Mr. Finerty and Mr. Crawford now own 58.90% and 10.20%, respectively, of the Advisor’s outstanding shares and Mr. Finerty will continue to be deemed a control person of the Advisor. The change in ownership of the Advisor constituted a change in control of the Advisor that triggered the automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor dated as of September 28, 2018 (the “Prior Investment Advisory Agreement”). Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to retain the Advisor as the Fund’s investment adviser on a permanent basis.

Question:     What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:    If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund, including retaining a different investment adviser for the Fund, seeking exemptive relief from the SEC, or liquidating the Fund.

Question:     How will my approval of this proposal affect the management and operation of the Fund?

Answer:    The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement. Mr. Meara retired as the Fund’s portfolio manager effective October 31, 2020. Peter Roy, CFA, the Fund’s lead portfolio manager, continues to be responsible for the day-to-day management of the Fund. The number and value of your shares in the Fund will not change. You will continue to receive uninterrupted investment management and shareholder services.

Question:    When and where will the Special Meeting be held?

Answer:    The Special Meeting will be held on April 12, 2021 at 10:00 a.m. Central time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:    How will my approval of this proposal affect the expenses of the Fund?

Answer:    The proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the Fund and is not expected to impact the Fund’s total expenses.

Question:    What are the differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:    The Prior Investment Advisory Agreement and the New Investment Advisory Agreement have different effective dates. In addition, there were revisions made to the New Investment Advisory Agreement regarding the responsibilities of the Advisor with respect to fair valuation, the expenses the Advisor is responsible for, the expenses the Fund is responsible for, the timing of the payment of the management fee to the Advisor, and the description of the Independent Trustees’ approval of the continuance of the agreement under the 1940 Act. In addition, the provision regarding the Advisor’s obligation to adopt and maintain a written code of ethics pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended, has been revised.

Question:    Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:    Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund, has unanimously approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:    Who is Mediant Communications?

Answer:    Mediant Communications is a third-party proxy vendor that the Fund has engaged (at the Advisor’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Special Meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Advisor. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:    Who is eligible to vote?

Answer:    Shareholders of record of the Fund as of the close of business on February 10, 2021 are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Question:    What vote is required?

Answer:    Approval of the New Investment Advisory Agreement with the Advisor requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:    How do I vote my shares?

Answer:    Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to Mediant Communications, the proxy tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.

In addition, you may vote through the internet by visiting www.proxypush.com/ASC and following the on-line instructions.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:    Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:    If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Mediant Communications at (888) 413-3392.

Question:    How is a quorum for the Special Meeting established?

Answer:    Forty percent of the Fund’s outstanding shares, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Argent Small Cap Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on April 12, 2021

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”), a registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Argent Small Cap Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on April 12, 2021, at 10:00 a.m. Central time for the purpose of considering the following proposal and to transact such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof:

(1)Approval of an investment advisory agreement between Argent Capital Management LLC (the “Advisor”) and the Trust, on behalf of the Fund.

The Board has unanimously approved the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on February 10, 2021 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees:

/s/ Alyssa M. Bernard
Alyssa M. Bernard
Secretary, Manager Directed Portfolios
February 23, 2021

YOUR VOTE IS IMPORTANT – PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

Argent Small Cap Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 898-5288

To be held on April 12, 2021

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust) and its series, the Argent Small Cap Fund (the “Fund”), and at any adjournments or postponements thereof (the “Special Meeting”), to be held on April 12, 2021, at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, February 10, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement is expected to be mailed to shareholders on or about February 24, 2021. The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:    To approve an investment advisory agreement between Argent Capital Management LLC and the Trust, on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between Argent Capital Management LLC (the “Advisor”) and the Trust, on behalf of the Fund.
Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on April 12, 2021:

    To obtain directions to attend the Special Meeting, please call (888) 413-3392. Representatives are available to assist Monday through Friday, 9 a.m. to 6 p.m. Eastern time. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (888) 898-5288. The proxy statement for this meeting is available at: www.proxypush.com/ASC.

Background

The Board is recommending that shareholders approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor. The Advisor is currently managing the Fund pursuant to an interim investment advisory agreement that became effective on December 29, 2020 (the “Interim Investment Advisory Agreement”), when John Meara retired from his day to day responsibilities with the firm, although he continues to serve as Senior Advisor to the Advisor. Upon Mr. Meara’s retirement, the Advisor repurchased substantially all of Mr. Meara’s equity interest in the firm (the “Transaction”). The Board, including a majority of the trustees who are not “interested persons,” as defined under the 1940 Act (the “Independent Trustees”), of the Fund unanimously approved the Interim Investment Advisory Agreement, in anticipation of the Transaction. Under

Rule 15a-4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of the New Investment Advisory Agreement.

The New Investment Advisory Agreement is substantially similar to the Fund’s prior investment advisory agreement dated as of September 28, 2018 (the “Prior Investment Advisory Agreement”) with the Advisor except for its effective date and the changes discussed below. The Independent Trustees last approved the Prior Advisory Agreement on November 9, 2020 as part of the Board’s regular annual review process. The Prior Investment Advisory Agreement was approved by the initial shareholder of the Fund on September 28, 2018. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

The terms of the Interim Investment Advisory Agreement are substantially similar to the terms of the Prior Investment Advisory Agreement except for the commencement date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Advisor with respect to the Fund will be held in an escrow account until the Fund’s shareholders approve the New Investment Advisory Agreement. Fees that are held in the escrow account with respect to the Fund, including interest earned, will be paid to the Advisor if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement. If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Advisor will be paid out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

As described in this Proxy Statement, the New Investment Advisory Agreement is necessary because the Prior Investment Advisory Agreement automatically terminated upon the change in control of the Advisor that occurred on December 29, 2020, following the Transaction. As a result of Mr. Meara’s retirement, Mr. Finerty and Mr. Crawford now own 58.90% and 10.20%, respectively, of the Advisor’s outstanding shares and Mr. Finerty will continue to be deemed a control person of the Advisor.

The change in control of the Advisor is not expected to affect the management of the Fund, as the Fund will continue to be managed by Peter Roy, CFA, lead portfolio manager. Mr. Meara previously served as one of the Fund’s portfolio managers from the predecessor fund’s inception to October 31, 2020.

Accordingly, the Fund is seeking shareholder approval to continue to retain the Advisor as its investment adviser following the expiration of the Interim Investment Advisory Agreement. If the Fund’s shareholders do not approve the Advisor as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund, including retaining a different investment adviser for the Fund, seeking exemptive relief from the SEC, or liquidating the Fund.

Overview of the New Investment Advisory Agreement

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures. The Prior Investment Advisory Agreement and the New Investment Advisory Agreement have different effective dates. In addition, there are differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement regarding the responsibilities of the Advisor with respect to fair valuation, the expenses the Advisor is responsible for, the expenses the Fund is responsible for, the timing of the payment of the management fee to the Advisor, and the description of the Independent Trustees’ approval of the continuance of the agreement under the 1940 Act. In addition, a revised provision regarding the Advisor’s obligation to adopt and maintain a written code of ethics pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended, is contained in the New Investment Advisory Agreement. The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are described below in the section titled “Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement.” The New Investment Advisory Agreement will take effect with respect to the Fund upon shareholder approval.

Compensation Paid to Argent Capital Management LLC

Under the Prior Investment Advisory Agreement, the Advisor was entitled to receive a monthly management fee computed at an annual rate of 0.65% of the Fund’s average daily net assets in return for the services provided by the Advisor as investment adviser to the Fund (subject to the applicable expense cap described below). The management fee structure under the New Investment Advisory Agreement will be identical to the management fee structure under the Prior Investment Advisory Agreement. For the fiscal years ended December 31, the Fund paid the Advisor management fees in the amounts shown below.

Fiscal Year Ended	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
2020	$337,977	($153,682)	$184,295
2019	$767,170	($30,319)	$736,851
2018	$194,568	($17,593)	$176,975

The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”) to 0.85%. To the extent the Fund or a share class of the Fund incurs Excludable Expenses, total annual fund operating expenses may be greater than 0.85%. Under the current operating expense limitation agreement, the waivers and reimbursements will remain in effect through April 30, 2022 unless terminated sooner by mutual agreement of the Board and the Advisor.

Information about the Advisor

The Advisor is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor’s principal office is located at 100 South Brentwood Boulevard, Suite 110, Clayton, Missouri 63105. As of November 30, 2020, the Advisor had approximately $2.8 billion of assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Advisor, each of whom is located at the Advisor’s principal office location.

Name	Position/Principal Occupation
Steven L. Finerty	Chairman and Director
Tom O’Meara	Chief Executive Officer and Director
Mark A. Caplinger	Chief Operating Officer and Director
Laurie A. Hayek	Chief Compliance Officer and Operations Manager
Benjamin Akande	Director
William B. Moskoff	Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Advisor as of November 30, 2020 and following the closing of the Transaction.

Name	% of Voting Securities Held prior to the closing of the Transaction (as of 11/30/2020)	% of Voting Securities Held following the closing of the Transaction
Steven L. Finerty	40.55%	58.90%
Kenneth Crawford	7.03%	10.20%
John F. Meara	32.00%	1.30%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Advisor and the fee structure under the New Investment Advisory Agreement are identical to the services currently provided by the Advisor and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Advisor will act as investment adviser to the Fund and take on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund consistent with the Fund’s objectives and policies, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) supervise the investments of the Fund, subject to the Fund’s investment objective, policies, and restrictions; (iii) vote proxies for the Fund; (iv) maintain the books and records required to be maintained by the Fund, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Trust or Fund’s administrator may reasonably request for use in preparation of the Fund’s registration statement, reports, and other documents required by applicable law; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request. Under the New Investment Advisory Agreement, the Advisor has also agreed to provide appropriate assistance with the fair valuation of securities held by the Fund in accordance with the SEC’s newly adopted Rule 2a-5.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, the Advisor, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund, and for the selection of the markets on or in which the transactions will be executed.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available if the investment adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion. The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by the respective agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to its accounts, including the Fund, to which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Advisor, or any affiliate.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Advisor provides office space and equipment necessary to the Advisor’s services to the Fund and pays expenses of the Advisor’s investment personnel who manage the Fund and is responsible for certain fees payable to financial intermediaries and other prescribed expenses. The Fund is responsible for its other fees including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and a pro rata portion of the fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or the Trust; the cost of insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees allocable to the Fund; any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of the Fund’s operation plus any extraordinary and non-recurring expenses as may arise.

The following revisions were made to the New Investment Advisory Agreement related to the payment of expenses, in addition to clerical edits: (1) the New Investment Advisory Agreement specifies that the Advisor shall be responsible for the costs of any special Board meetings or shareholder meetings convened as a result of a change of control of the Advisor, in addition to the provision in the Prior Investment Advisory Agreement that stated that the Advisor shall pay for the costs of any special Board or shareholder meetings convened for the primary benefit of the Advisor; (2) the New Investment Advisory Agreement clarifies that the Fund shall pay for a pro rata portion of the fees and expenses for the Independent Trustees, that the Fund shall pay for all charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, other than any financial intermediaries paid by the Advisor and that the Fund is only responsible for paying the cost of insurance premiums and legal, audit, or accounting fees that are allocable to the Fund; (3) the Prior Investment Advisory Agreement contains a provision regarding the Advisor’s ability to recover from the Fund the actual costs of providing services for which the Fund is obligated to pay, in the event that the Advisor performs the services, that the New Investment Advisory Agreement does not; and (4) the Prior Investment Advisor Agreement states that the Advisor shall be responsible for the Fund’s organizational expenses; this provision has been removed from the New Investment Advisory Agreement, as organizational expenses are no longer applicable.

Compensation of the Advisor. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical management fee structure based on the Fund’s average daily net assets. One difference between the agreements is related to when the Advisor receives payment of its management fee: the New Investment Advisory Agreement provides that the management fee shall be paid to the Advisor as soon as practicable after the last day of each month, while the Prior Investment Advisory Agreement provided that the management fee shall be paid to the Advisor on the first business day of the succeeding month.

Duration and Termination. The Prior Investment Advisory Agreement provides for a term of one year and the New Investment Advisory Agreement provides that the agreement will continue in effect for an initial period of two years, unless sooner terminated. Both agreements will continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. The Prior Investment Advisory Agreement stated that an in-person vote of the Independent Trustees was required to renew the agreement for an additional term, while the New Investment Advisory Agreement includes more general language that the Independent Trustees must vote to continue the agreement in accordance with the requirements of the 1940 Act and the regulations thereunder. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated by the Trust, on behalf of the Fund, at any time, without payment of penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Advisor, and by the Advisor upon 60 days’ prior written notice to the Fund.

Liabilities of the Advisor. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met via videoconference on December 28, 2020, during which meeting the Board reviewed materials related to the Advisor and spoke with representatives of the Advisor who participated in the meeting. In approving the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following factors: (1) the quality of services provided to the Fund in the past by the Advisor since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Advisor as the investment adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the lead portfolio manager will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information it had requested and received from the Advisor prior to the December 28, 2020 meeting and the information they had received in connection with their most recent consideration of the Prior Investment Advisory Agreement in November 2020. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund, including investment and market research, security selection, compliance services and Fund marketing, as well as portfolio management, trading, and proxy voting services. The Trustees considered that the Advisor and its personnel were responsible for the day-to-day management of the Fund, noting the qualifications, experience and responsibilities of Peter Roy, the Fund’s lead portfolio manager, and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees considered the information provided by the Advisor in response to a request from the Board, as well as information previously provided in response to a due diligence questionnaire, including the Advisor’s experience as a small-cap manager, the structure of the Advisor’s compliance program and the Advisor’s continuing commitment to the Fund. The Trustees noted that they had met with personnel from the Advisor earlier in the meeting to discuss the Advisor’s services to the Fund, performance, asset flows, and various portfolio management and business matters. The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of the Advisor. The Trustees considered the Advisor’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees also considered the effective operation of the Advisor’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund were satisfactory.

Investment Performance of the Fund and the Advisor. The Trustees discussed the performance of the Fund for the one‑year, three-year, five-year, and since inception periods ended June 30, 2020 and November 30, 2020, including the performance of the Fund’s predecessor fund. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to the Russell 2000 Index. The Trustees also compared the Fund’s performance to a peer group of small blend funds (the “Morningstar Peer Group”).

The Trustees noted that the Fund underperformed the Russell 2000 Index and the Morningstar Peer Group average for all time periods reviewed, considered the Advisor’s initiatives to improve performance, and determined that the Board would continue to closely monitor the Fund’s performance. The Trustees discussed the Advisor’s investment philosophy and investment strategy for the Fund, as well as its security selection process. The Trustees also considered the Advisor’s discussion of the sector allocation and stock selection factors that negatively impacted Fund performance, referring to their discussion with the Advisor’s portfolio manager earlier in the meeting. The Trustees considered the Advisor’s representations regarding the consistency of the Fund’s investment strategy following Mr. Meara’s retirement as portfolio manager, noting that the Advisor will continue to apply fundamental research techniques to construct a portfolio of high quality small-cap stocks, but is also seeking to improve the quality of businesses the Fund invests in.

After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

Costs of Services Provided and Profits Realized by the Advisor. The Trustees considered the cost of services provided by the Advisor and the advisory fee, including a review of comparative fee and expense information and peer group data. The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by the Advisor. The Trustees also considered a profitability analysis prepared by the Advisor.

The Trustees noted that the Fund’s contractual management fee of 0.65% was below the Morningstar Peer Group average. The Trustees further noted that the total net expense ratio for the Institutional Shares was below the Morningstar Peer Group average and the total net expense ratio of the Retail Shares was slightly above the Morningstar Peer Group average. The Board noted that, pursuant to a contractual operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding Rule 12b‑1 plan fees, shareholder servicing plan fees and other excludable expenses) do not exceed 0.85% of the Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the quality of services provided to the Fund. The Trustees concluded that the Advisor’s level of profitability from its relationship with the Fund was reasonable.

Extent of Economies of Scale as the Fund Grows. The Trustees considered the Fund’s asset level and discussed potential economies of scale. The Trustees did not consider economies of scale to be a material factor given the Fund’s current asset size. The Trustees determined that the current fee structure was reasonable given the operating expense limitation agreement that is in place and the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees concluded that the benefits the Advisor may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

Conclusions. The Trustees considered all of the foregoing factors. In considering the approval of the New Investment Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor to an investment adviser of a registered investment company that, when a transaction occurs that results in the assignment of an investment advisory contract with a registered investment company, such as the proposed change in control of the Advisor, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the transaction as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on an investment company managed by the investment adviser as a result of the transaction, or any express or implied terms, conditions or understandings. As defined in Section 15(f)(2)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction. In addition, the Advisor has represented that, for a minimum of two years from the date of the Transaction, the Advisor will use commercially reasonable efforts, subject to compliance with its fiduciary duties, to ensure that no “unfair burden” will be imposed on the Fund as a result of the Transaction.

The second condition specifies that, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” of the investment adviser to the registered investment company as that term is defined under the 1940 Act). The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Vote Required

Approval of the New Investment Advisory Agreement in order to retain the Advisor as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before the Trust begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the Special Meeting. Any shareholder proposal that is not submitted a reasonable time before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Advisor or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Advisor or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, the total outstanding shares of each share class of the Fund were as follows:

Share Class	Total Shares Outstanding
Institutional Shares	123,115.778
Retail Shares*	0
*not currently offered for sale

Management Ownership. As of the Record Date, no officer or Trustee of the Trust owned of record or beneficially any of the Fund’s outstanding shares. Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record in the Advisor or any of its affiliates. Accordingly, neither the Trustees nor members of their immediate family have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates. In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Advisor or any of its affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Retail Shares have not yet commenced operations; accordingly, there are no control persons or principal shareholders of the Retail Shares of the Fund.

As of the Record Date, the Fund had the following control persons:

Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Number of Shares	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	N/A	N/A	62.27%	76,667.336	Record

As of the Record Date, the following shareholders were known by the Fund to be a principal shareholder of the respective share class of the Fund:

Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Number of Shares	Type of Ownership
SUE HELLEBUSCH REVOCABLE TRUST PO BOX 1157 WASHINGTON MO 63090-8157	N/A	N/A	12.77%	15,726.832	Beneficial
SEI PRIVATE TRUST CO C/O ENTERPRISE TRUST- ID 827 ATTN: MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	N/A	N/A	9.97%	12,274.233	Beneficial
HOFF INVESTMENTS LLC PO BOX 1157 WASHINGTON MO 63090-8157	N/A	N/A	5.66%	6,964.640	Beneficial

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund.

Brokerage Transactions

The Advisor places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card, on or about February 24, 2021. Supplementary solicitations may be made by mail, telephone, facsimile, email or other electronic means or personal interview by representatives of the Fund or the Advisor. In addition, Mediant Communications may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Alyssa M. Bernard, Secretary, Manager Directed Portfolios, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the proposal. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the Fund’s shares entitled to vote on a matter shall constitute a quorum for the transaction of business at the Special Meeting. However, more than 50% of the Fund’s shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement for approval of the New Investment Advisory Agreement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record of the Fund at the close of business on February 10, 2021 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of February 10,

2021. Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Fund has engaged Mediant Communications, a third-party proxy vendor, to contact shareholders and record votes. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, email, other electronic means, facsimile or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call or other communication from Mediant Communications or from the Advisor or its employees or agents asking you to vote.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Advisor. The total estimated cost of the solicitation is $30,200.

Service Providers

The Fund’s investment adviser is Argent Capital Management LLC, located at 100 South Brentwood Boulevard, Suite 110, Clayton, Missouri 63105. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, please call (888) 898-5288 or write to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A

MANAGER DIRECTED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

with

ARGENT CAPITAL MANAGEMENT LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the [ ] day of [ ], 2021, by and between Manager Directed Portfolios, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (the “Fund”), and Argent Capital Management LLC (hereinafter called the “Adviser”), a Missouri limited liability company.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law. Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-adviser shall furnish the services specified therein to the Adviser or the Fund. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (a “Sub-Adviser”).

Exhibit A - 1

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person or videoconference appearance annually before the Board of Trustees.

It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund and may not initiate litigation on behalf of the Fund without the prior approval of the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without prior authorization to use such affiliated broker or dealer from the Board of Trustees and compliance with the Funds’ affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be obtaining the most favorable price and execution available. In selecting a broker-dealer to execute each particular transaction, the Adviser may consider all factors it deems relevant, including by way of illustration: net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, to which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Adviser, or any affiliate. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Exhibit A - 2

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as are necessary to safeguard the Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust of any material violations or breaches of such policies and procedures.

(e) Neither the Adviser, its affiliates, nor any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the Investment Company Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the Investment Company Act. The Adviser will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

(f) The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of the Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

(g) The Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program in accordance with Rule 22e‑4 under the Investment Company Act.

(h) The Adviser agrees to provide appropriate assistance with the fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable, in accordance with Rule 2a-5 under the Investment Company Act.

(i) The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Trust and its administrator, on or prior to the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption. The Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 on an annual basis and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The Adviser is appointed as the Fund’s agent for the limited purpose of: (a) providing investment advisory services to the Fund as set forth above; and (b) executing account documentation, agreements, contracts and other documents that are requested by brokers, dealers, counterparties and other persons in connection with the management of the Fund’s investments; provided, however, that such documentation shall comply in all material respects with the laws, rules and regulations applicable to the Fund and shall not cause the assets to be held in a manner inconsistent with the requirements of the Investment Company Act. Unless otherwise expressly provided in this Agreement and authorized to do so, the Adviser shall have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.
Exhibit A - 3

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary for the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act; (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser; and (iv) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e), below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and a pro rata portion of the fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; the cost of insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees allocable to the Fund; any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, other than any financial intermediary fees paid by the Adviser pursuant to Subparagraph 6(e), below; and all other charges and costs of the Fund’s operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses.

Exhibit A - 4

(e) Other than any Rule 12b-1 distribution or shareholder servicing fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause the Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA” services) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees. Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions. Any fees for sub-TA services or distribution services provided to the Fund payable to financial intermediaries that are above any limits set by the Board of Trustees shall be the responsibility of the Adviser.

7. MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser as soon as practicable after the last day of each month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such voluntary reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation pursuant to a voluntary or contractual operating expense limitation agreement are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ prior review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

Exhibit A - 5

8. BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of the Fund must be approved in advance by the Board of Trustees and made in accordance with the requirements of the Investment Company Act and the Investment Policies.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator and Chief Compliance Officer as shall be reasonably necessary to permit the administrator and Chief Compliance Officer to satisfy its respective obligations and respond to the reasonable requests of the Board of Trustees. The Adviser agrees to promptly notify the Trust of any compliance violations that affect the Trust or the Fund. The Adviser shall provide such information as may reasonably be requested by the Board of Trustees under Section 15(c) of the Investment Company Act in connection with their annual consideration of this Agreement.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust relevant to the Adviser’s services to the Fund. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders of the Fund in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials) supplied by the Adviser.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the
Exhibit A - 6

Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser represents that it is not an affiliated person of any investment adviser or sub-adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser or sub-adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to a Fund on the first date written above and shall remain in force for an initial term of two years from such date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, in accordance with the requirements of the Investment Company Act and the regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.

(a) The Adviser warrants that the Fund’s name is not deceptive or misleading. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Adviser. The Adviser shall at all times have all rights in and to the “Argent” portion of the Fund’s name, as listed on Schedule A hereto, or any other name derived from using the name “Argent Capital Management LLC”. The Fund shall have a license to use, but have no other rights in or to, the “Argent” portion of the Fund’s name and the name “Argent Capital Management LLC” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Manager Directed Portfolios” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

Exhibit A - 7

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or other “assignment” thereof, as defined in the Investment Company Act.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary the following information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Fund’s administrator and/or the Fund’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Exhibit A - 8

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

MANAGER DIRECTED PORTFOLIOS on behalf its series listed on Schedule A	ARGENT CAPITAL MANAGEMENT LLC

By: _________________	By: _________________
Name: Douglas J. Neilson	Name: Mark A. Caplinger
Title: President	Title: Chief Operating Officer

Exhibit A - 9

SCHEDULE A

Series or Fund of Manager Directed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets
Argent Small Cap Fund	0.65%

Exhibit A - 10

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET: www.proxypush.com/ASC •Cast your vote online. •Have your Proxy Card ready.

PHONE: 1-866-430-8288 •Use any touch-tone telephone. •Have your Proxy Card ready.

MAIL •Mark, sign and date your Proxy Card. •Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

IN PERSON •Attend Shareholders Meeting at U.S. Bank Global Fund Services, 615 East Michigan St., Milwaukee, WI 53202

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

Please fold here - Do not separate

ARGENT SMALL CAP FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 12, 2021

This Proxy is solicited on behalf of the Board of Trustees of the Manager Directed Portfolios on behalf of the Argent Small Cap Fund (the “Fund”). The undersigned hereby appoints as proxies Douglas J. Neilson and Alyssa M. Bernard, and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Central Time, on April 12, 2021, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature and Title, if applicable

Additional Signature (if held jointly)

Scan code for mobile voting
Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of the Argent Small Cap Fund to be held on April 12, 2021:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxypush.com/ASC

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement between Argent Capital Management LLC and the Trust, on behalf of the Argent Small Cap Fund.	□	□	□

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE